SSgA Funds

                         Supplement Dated July 14, 2000

                         SSgA Active International Fund
                           SSgA Emerging Markets Fund
                  SSgA International Growth Opportunities Fund

                       Prospectus Dated December 17, 1999

Effective immediately, the following language is added to the first paragraph of the Redemption of Fund Shares section of the prospectus, the third paragraph of the Telephone Exchange Privilege section and the Systematic Exchange section contained in the December 17, 1999 prospectus:

Redemptions (including exchanges) of shares of the SSgA Active International, SSgA Emerging Markets and the SSgA International Growth Opportunities Funds occurring after September 30, 2000 and executed within 60 days of the date of purchase will be subject to a redemption fee equal to 2% of the amount redeemed. All redemption fees will be paid to the Fund. Shareholders participating in omnibus account arrangements will be charged the fee by their omnibus account provider. Redemption of shares acquired as the result of reinvesting distributions are not subject to the redemption fee.

In addition, the following Shareholder Fee expense information is substituted for the Shareholder Fee expense information space contained in the December 17, 1999 prospectus.

Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchase                        None
     Maximum Deferred Sales Charge (Load)                                   None
     Maximum Sales Charge (Load) Imposed on Reinvested
       Dividends or Other Distributions                                     None
     Redemption Fee (All Funds except Active International,
       Emerging Markets and International Growth Opportunities              None
     Redemption Fee (Active International, Emerging Markets
       and International Growth Opportunities)                                2%
     Exchange Fee                                                           None
     Maximum Account Fee                                                    None